UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2009

TORREYPINES THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25571	86-0883978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 623-5665

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of Material Definitive Agreement.

On April 23, 2009, TPTX, Inc. (“TPTX”), a wholly owned subsidiary of TorreyPines Therapeutics, Inc. (the “Company”) repaid the outstanding principal and interest balance of $3,123,683 under its Loan and Security Agreement dated June 12, 2008 with Comerica Bank (the “Agreement”). The Agreement and all instruments and documents related thereto terminated on April 23, 2009, including without limitation, the termination of all security interests, liens and encumbrances, in connection with the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORREYPINES THERAPEUTICS, INC.

Date: April 23, 2009

	By:	/s/ Craig Johnson
	Name:	Craig Johnson
	Title:	Vice President, Finance and Chief Financial Officer